UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 10, 2009

OceanFirst Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

975 Hooper Avenue, Toms River, New Jersey	08753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 240-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 10, 2009, OceanFirst Financial Corp. (the “Company”) issued a press release announcing the closing of the underwriters’ exercise of their over-allotment option to purchase an additional 833,400 shares of the Company’s common stock at a purchase price to the public of $9.00 per share and to the underwriters of $8.55 per share. The over-allotment option, which the underwriters exercised on November 5, 2009, was granted to the underwriters in connection with the Company’s underwritten public offering of 5,556,000 shares of its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements contained in this current report on Form 8-K, including Exhibit 99.1, contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934 with respect to the financial condition, liquidity, results of operations, future performance and business of OceanFirst Financial Corp. (“OceanFirst”). These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. These forward-looking statements include statements with respect to management’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond management’s control). The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to various risks and uncertainties, which change over time, are based on management’s expectations and assumptions at the time the statements are made. Management’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. While management believes its plans, objectives, goals, expectations, anticipations, estimates and intentions as reflected in these forward-looking statements are reasonable, management can give no assurance that any of them will be achieved. You should understand that various factors could affect OceanFirst’s future results and could cause results to differ materially from those expressed in these forward-looking statements.

Actual outcomes and results may differ materially from what is expressed in OceanFirst’s forward-looking statements or disclosed in OceanFirst’s other SEC filings. Forward-looking statements should not be relied upon as representing management’s expectations or beliefs as of any date subsequent to the time of this filing. Management undertakes no obligation to revise the forward-looking statements contained in this filing to reflect events after the time it is filed with the SEC. Though management strives to monitor and mitigate risk, management cannot anticipate all potential economic, operational and financial developments that may adversely impact OceanFirst’s operations and OceanFirst’s financial results.

Forward-looking statements should not be viewed as predictions, and should not be the primary basis upon which investors evaluate OceanFirst. Any investor in OceanFirst should consider all risks and uncertainties disclosed in our SEC filings all of which are accessible on the SEC’s website at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits

Exhibit No.

99.1	Press Release dated November 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2009

OCEANFIRST FINANCIAL CORP.

By:	/S/ MICHAEL J. FITZPATRICK
Name:	Michael J. Fitzpatrick
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated November 10, 2009.

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